ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT dated as of August 3, 2000, is entered into between Trinity Medical Group Co. Ltd., a Thai limited company (the "Assignor"), and Trinity Medical Group USA, Inc., a Florida corporation (the "Assignee"), with respect to the following facts:

         WHEREAS, the Assignor and The Immune Response Corporation, a Delaware corporation ("IRC"), entered into the License and Collaboration Agreement dated as of September 15, 1995 (the "License Agreement"), and the Stock Purchase Agreement dated as of September 15, 1995 (the "Stock Purchase Agreement").

         WHEREAS, the Assignor desires to assign all of its right, title and interest in the License Agreement and the Stock Purchase Agreement (collectively, the "Agreements") in connection with the assignment from the Assignor to the Assignee of all of the business of the Assignor relating to the Product (as defined in the License Agreement).

         NOW THEREFORE, the parties hereby agree as follows:

         1. The Assignor hereby assigns to the Assignee, and the Assignee hereby assumes, all of its rights and obligations under the Agreements in connection with the assignment from the Assignor to the Assignee of all of the business of the Assignor relating to the Product.

         2. The Assignee hereby agrees to be bound by the terms and conditions of the Agreements to the same extent as if the Assignee were an original signatory to the Agreements.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered effective as of the date first set forth above.

TRINITY MEDICAL GROUP CO., LTD.

By:/s/ Inthanom Churdboonchart            By:/s/ Orranart  Churdboonchart
   ---------------------------------         -----------------------------------

Title: Director                           Title: Director
     -------------------------------             -------------------------------


TRINITY MEDICAL GROUP USA, INC

By:/s/ James S. Namnath                   By: /s/ Vina  Churdboonchart
   ---------------------------------         -----------------------------------

Title: Chief Executive Officer            Title: President
     -------------------------------             -------------------------------

         IRC hereby consents to the assignment from the Assignor to the Assignee of all of its Rights and obligations under the Agreements on the terms and conditions of this Agreement.

                                              THE IMMUNE RESPONSE CORPORATION



                                              By: /s/ Dennis J. Carlo, Ph.D.
                                                 -------------------------------

                                              Title: President and CEO
                                                    ----------------------------